UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

_______________________________________________________________________________

        DATE OF REPORT (Date of earliest event reported): July 31, 2008

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FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

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                   INDIANA                                        0-17071                                      35-1544218
         (State or other jurisdiction               (Commission file number)                (IRS Employer
              of incorporation)                                                                                 Identification No.)

200 East Jackson Street
    P.O. Box  792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

        On July 31, 2008, First Merchants Corporation issued a press release announcing the declaration of a quarterly cash dividend of $0.23 per share. The cash dividend is payable on September 19, 2008 to stockholders of record as of September 5, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

Exhibit 99.1 Press Release, dated July 31, 2008, issued by First Merchants Corporation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                    First Merchants Corporation
                                                                                                                    (Registrant)

                                                                                                                     By:  /s/
                                                                                                                                     Mark K. Hardwick
                                                                                                                                    Executive Vice President and
                                                                                                                                    Chief Financial Officer
                                                                                                                                    (Principal Financial and
                                                                                                                                    Principal Accounting Officer)

Dated: July 31, 2008

EXHIBIT INDEX

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     Exhibit No.
      99.1                                Description
                                             Press Release, dated July 31, 2008, issued by First Merchants Corporation

N / E / W / S   R / E / L / E / A / S / E

July 31, 2008

FOR IMMEDIATE RELEASE For more information, contact:

Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://www.firstmerchants.com

SOURCE: First Merchants Corporation (Nasdaq: FRME), Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES QUARTERLY CASH DIVIDEND

At its regularly scheduled meeting held on July 29, 2008, the Board of Directors of First Merchants Corporation declared a quarterly cash dividend of $0.23 per share on its common stock.

The cash dividend is payable September 19, 2008, to stockholders of record September 5, 2008. For purposes of broker trading, the ex-date of the cash dividend is September 3, 2008.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation’s common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

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